SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 16, 2015

CHINA ENERGY TECHNOLOGY CORP., LTD.

 (Exact name of registrant as specified in its charter)

Nevada	000-55001	45-4380591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Fifth Ave Ste. #1563 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 726-2184

(Registrant’s telephone number, including area code)

REDFIELD VENTURES INC

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

We previously announced in a Current Report on Form 8-K, dated March 12, 2015, the filing of Articles of Merger with the Secretary of State of Nevada on March 10, 2015, pursuant to which, on March 16, 2015 (the “Effective Date”), a newly-formed, wholly-owned subsidiary of the Company, China Energy Technology Corp., Ltd., merged with and into the Company, and the Company changed its name from Redfield Ventures Inc to China Energy Technology Corp., Ltd. by operation of a merger. The Financial Industry Regulatory Authority (“FINRA”) advised us, on March 13, 2015, that the name change would become effective on the OTC market on March 16, 2015. At the open of trading on the Effective Date, our trading symbol was changed to “CETH”. Our common stock trades on the OTC Markets, Inc. QB tier under this new symbol.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENERGY TECHNOLOGY CORP., LTD.

Date: March 18, 2015	By:	/s/ Mauricio Gonzalez
Name: Mauricio Gonzalez Title: President

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